UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 22nd, 2012

Commission File #: 000-53723

IMMUNOVATIVE, INC.
(f/k/a Novo Energies Corporation)

(Exact name of registrant as specified in its charter)
Florida
(State or other jurisdiction of incorporation)

65-1102237
(IRS Employer Identification Number)

417, Rue St-Pierre, Suite 804
Montreal, QC
  (Address of principal US executive offices)

 Tel: (514) 840-3697
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            On August 22nd, 2012, Mr. Antonio Treminio resigned his position as Director of the Company and was replaced by Mr. Seth Shaw.  Mr. Shaw has been Vice President of the Company in charge of Strategic Planning.

Mr. Shaw, 33, started his career at American International Group (AIG) and has extensive experience building companies and securing financing from a broad range of both domestic and international institutional investors. Over the past seven years, he has been instrumental in securing more than $60 million in capital, in aggregate, for several small-cap and micro-cap companies.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.            Description

99.1	Resignation Letter Antonio Treminio

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOVATIVE, INC

Date: August 27th, 2012	By:	/s/ Seth Shaw
Seth Shaw
Director